Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “First Amendment”) dated as of April 26, 2002, is by and among Applica Incorporated, a Florida corporation (the “Borrower “), the Guarantors, the Lenders identified on the signature pages hereof and Bank of America, N.A., as agent for the Lenders (in such capacity, the “Agent”). Terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement (as hereinafter defined).

W I T N E S S E T H

     WHEREAS, the Borrower, the Guarantors, the Lenders and Bank of America, N.A., in its capacity as Agent, are parties to that certain Credit Agreement, dated as of December 28, 2001 (as amended, modified, supplemented, extended or restated from time to time, the “Credit Agreement”); and

     WHEREAS, the Borrower has requested and the Lenders have agreed to amend certain terms of the Credit Agreement as set forth herein;

     NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.     Annex A to the Credit Agreement is hereby amended as follows:

(a) The definition of “Consolidated EBITDA” in Annex A to the Credit Agreement is hereby deleted and restated as follows:

“Consolidated EBITDA” means, with respect to any fiscal period of the Borrower, the Adjusted Net Earnings from Operations of the Borrower and the other Consolidated Members, plus, to the extent deducted in the determination of Adjusted Net Earnings from Operations for that fiscal period, interest expenses, federal, state, local and foreign income taxes, depreciation, amortization, non-cash charges arising by reason of “goodwill impairment losses” under FASB Statement 142, and, solely for purposes of calculating Consolidated EBITDA for any period during the Borrower’s 2002 Fiscal Year, those costs associated with the Borrower’s consolidation of its Shelton, Connecticut facility into its Miami Lake, Florida facility that were not previously accrued, as determined in accordance with GAAP.

(b) The definition of “North American EBITDA” in Annex A to the Credit Agreement is hereby deleted and restated as follows:

“North American EBITDA” means, with respect to any fiscal period of the Borrower, the Adjusted Net Earnings from Operations of the Borrower, the Domestic Subsidiaries and Applica Canada, plus, to the extent deducted in the determination of Adjusted Net Earnings from Operations for that fiscal period, interest expenses, federal, state, local and foreign income taxes, depreciation, amortization, non-cash charges arising by reason of “goodwill impairment losses” under FASB Statement 142, and, solely for purposes of calculating North American EBITDA for any period during the Borrower’s 2002 Fiscal Year, those costs associated with the Borrower’s consolidation of its Shelton, Connecticut facility into its Miami Lake, Florida facility that were not previously accrued, as determined in accordance with GAAP.

     2.     The Borrower has indicated to the Agent and the Lenders that it is contemplating acquiring all of the capital stock of Weitech, Inc., an Oregon corporation (“Target”), for a Cost of Acquisition of not more than $25,000,000 (the “Contemplated Acquisition”). The Borrower has requested the Agent’s and the Lenders’ consent to the Contemplated Acquisition and further requests that the Contemplated Acquisition not count against $20,000,000 limitation on the aggregate Cost of Acquisitions during the Borrower’s 2002 Fiscal Year for purposes of clause (iv) of the definition of “Permitted Acquisition.” The Agent and the Lenders are willing to grant such consent and agree to exclude the Contemplated Acquisition from the limitations of such clause (iv), if and only if (a) on or before the date of the consummation of the Contemplated Acquisition, the Borrower shall have timely satisfied all conditions applicable to a Permitted Acquisition (other than the $20,000,000 limitation on the Cost of Acquisition set forth in clause (iv) thereof), including the delivery to the Agent of appropriate environmental reports and the Target’s execution and delivery to the Agent of such agreements and other documents as may be required under clauses (ix) and (x) of such definition; (b) upon the consummation of the Contemplated Acquisition, all Debt of the Target for money borrowed shall be paid in full and all Liens on the assets of the Target securing such indebtedness shall be terminated or released; (c) the Borrower shall have provided to the Agent and its counsel (i) no later than 15 days prior to the date of the consummation of the Contemplated Acquisition, copies of the then current drafts of the material acquisition documents to be executed or delivered in connection with the Contemplated Acquisition and (ii) no later than one (1) Business Day prior to the date of the consummation of the Contemplated Acquisition, copies of the final, execution versions of such documents; (d) any deferred payments of the Cost of Acquisition shall be subordinated to the payment of the Obligations on terms acceptable to the Agent; and (e) as of the date of the consummation of the Contemplated Acquisition no Default or Event of Default shall exist.

     3.     The effectiveness of this First Amendment is subject to the satisfaction of each of the following conditions (in form and substance satisfactory to the Agent):

(a) The Agent shall have received executed counterparts of this First Amendment duly executed by the Loan Parties, the Agent and the Lenders; and

(b) The Agent shall have received such additional agreements, certificates or documents as it may reasonably request in connection with this First Amendment.

     4.     The Borrower and the Guarantors represent and warrant to the Agent and the Lenders that (i) the representations and warranties of the Loan Parties set out in Article 6 of the Credit Agreement are true and correct as of the date hereof (except those which expressly relate to an earlier period), (ii) no event has occurred and is continuing which constitutes a Default or Event of Default and (iii) no Loan Party has any counterclaims, offsets, credits or defenses to the Loan Documents and the performance of its obligations thereunder, or if any Loan Party has any such claims, counterclaims, offsets, credits or defenses to the Loan Documents or any transaction related to the Loan Documents, same are hereby waived, relinquished and released in consideration of the Lenders’ execution and delivery of this First Amendment.

     5.     The Guarantors (i) acknowledge and consent to all of the terms and conditions of this First Amendment, (ii) affirm all of their obligations under the Loan Documents and (iii) agree that this First Amendment and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors’ obligations under the agreement of Guaranty in respect of the Obligations to which they are a party.

     6.     The Borrower and the Guarantors hereby represent and warrant to the Agent and the Lenders as follows:

(i) Each Loan Party has taken all necessary action to authorize the execution, delivery and performance of this First Amendment.

(ii) This First Amendment has been duly executed and delivered by the Loan Parties and constitutes each of the Loan Parties’ legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(iii) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Loan Party of this First Amendment.

     7.     Except as modified hereby, all of the terms and provisions of the Credit Agreement (including Schedules and Exhibits) and the other Loan Documents, and the obligations of the Loan Parties under the Credit

Agreement and the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect.

     8.     This First Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this First Amendment to produce or account for more than one such counterpart.

     9.     This First Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of Georgia.

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this First Amendment to be duly executed and delivered as of the date first above written.

“BORROWER”

APPLICA INCORPORATED, a Florida corporation

By: /s/ Adam L. Kaplan

Name: Adam L. Kaplan Title: Treasurer

“GUARANTORS”

APPLICA CONSUMER PRODUCTS, INC., a Florida corporation

By: /s/ Adam L. Kaplan

Name: Adam L. Kaplan Title: Treasurer

APPLICA CANADA CORPORATION, a Nova Scotia corporation

By: /s/ Adam L. Kaplan

Name: Adam L. Kaplan Title: Treasurer

WD DELAWARE, INC., a Delaware corporation

By: /s/ Adam L. Kaplan

Name: Adam L. Kaplan Title: Treasurer

HP INTELLECTUAL CORP., a Delaware corporation

By: /s/ Adam L. Kaplan

Name: Adam L. Kaplan Title: Treasurer

WINDMERE HOLDINGS CORPORATION, a Delaware corporation

By: /s/ Adam L. Kaplan

Name: Adam L. Kaplan Title: Treasurer

HP DELAWARE, INC., a Delaware corporation

By: /s/ Adam L. Kaplan

Name: Adam L. Kaplan Title: Treasurer

HPG LLC, a Delaware limited liability company

By: /s/ Adam L. Kaplan

Name: Adam L. Kaplan Title: Treasurer

HP AMERICAS, INC., a Delaware corporation

By: /s/ Adam L. Kaplan

Name: Adam L. Kaplan Title: Treasurer

“AGENT”

BANK OF AMERICA, N.A., as the Agent

By: /s/ Stuart A. Hall

Name: Stuart A. Hall Title: Vice President

“LENDERS”

BANK OF AMERICA, N.A., as a Lender

By: /s/ Stuart A. Hall

Name: Stuart A. Hall Title: Vice President

FLEET CAPITAL CORPORATION, as a Lender

By: /s/ Patrick McConnell

Name: Patrick McConnell Title: Vice President

CONGRESS FINANCIAL CORPORATION (FLORIDA), as a Lender

By: /s/ Gary Dixon

Name: Gary Dixon Title: First Vice President

LASALLE BUSINESS CREDIT, INC., as agent for Standard Federal Bank National Association, as a Lender

By: /s/ Patrick Aarons

Name: Patrick Aarons Title: Vice President

GENERAL ELECTRIC CAPITIAL CORPORATION, as a Lender

By: /s/ Glenn P. Bartley

Name: Glenn P. Bartley Title: Duly Authorized Signatory

HSBC BUSINESS CREDIT (USA), INC., as a Lender

By: /s/ Jimmy Schwartz

Name: Jimmy Schwartz Title: Vice President

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Jundie Cadiena

Name: Jundie Cadiena Title: Vice President

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